SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2001

                                NETCENTIVES INC.
             (Exact name of Registrant as specified in its charter)

                                    000-27253


          Delaware                         000-27253               93-1213291
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                               475 Brannan Street
                             San Francisco, CA 94107
               (Address of principal executive offices) (Zip code)

                                 (415) 615-2000
              (Registrant's telephone number, including area code)

Item 5. Other Events

On April 2, 2001, Netcentives Inc., a Delaware corporation ("Netcentives"), updated its previously reported financial guidance. A copy of Netcentives' press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.


     99.1 Press Release dated April 2, 2001.





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


                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NETCENTIVES INC.
                                    ----------------


Date:  April 2, 2001                /s/ JOHN F. LONGINOTTI
                                    -------------------------------
                                    John F. Longinotti
                                    Executive Vice President, Chief Operating
                                    Officer and Chief Financial Officer
                                    (Duly Authorized and Principal Financial
                                    and Accounting Officer)




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

                                NETCENTIVES INC.
                                ----------------

                                INDEX TO EXHIBITS
                                -----------------


EXHIBIT
NUMBER                    DESCRIPTION                               PAGE




99.1                 Press Release dated April 2, 2001                 5

                                                                    Exhibit 99.1



                                             Stacey Levitz
                                             Senior Director, Investor Relations
                                             Netcentives Inc.
                                             415.615.2365
                                             stacey@netcentives.com

  Netcentives to Recognize Approximately $40 Million in Operating Efficiencies
                    Larsen Tapped as Chief Executive Officer
           First Quarter Revenue and EPS On Track to Meet Expectations

SAN FRANCISCO, April 2, 2001 -- Netcentives Inc.(TM) (Nasdaq: NCNT), a leading provider of loyalty and direct marketing solutions, today announced that it is taking action to realize approximately $40 million in cost savings, which is expected to result in earnings per share improvements during its fiscal year ended 2001. In addition, the Company announced that President Eric Larsen will assume the role of Chief Executive Officer. West Shell III will remain as Chairman of the Board.

"Eric and I have formed a very effective partnership leveraging our respective strengths. The Board and I are confident that with his proven track record and broad management expertise, Eric is the right leader to take Netcentives to the next stage in its growth," said West Shell III. The Company is committed to investing in our technology platform while focusing sales and marketing resources on high growth markets where we have a significant competitive advantage. These areas include enterprise incentive programs, registered credit card programs, email communications and custom loyalty programs focused on the financial services market."

The Company's cost reduction plan includes several initiatives such as: a reduction in contract labor, cuts in administrative, travel and capital expenditures, and a reduction in workforce of approximately 120 people. Factoring in reductions, the Company expects to report full year revenue in the range of $65 million to $70 million, representing an approximate 55%
year-over-year increase, but below original forecasts. Year-end EPS is now expected to be between ($0.90) and ($0.95), which represents an approximate 40% improvement compared to previous forecasts. The Company will give more detailed financial guidance on its first quarter conference call scheduled for April 24.

Netcentives attributes this top line forecast change to the broad economic slowdown. In addition, the Company has seen changes in its business activity with Nortel Networks, which has been a significant contributor to the Company's earnings.

"The Netcentives leadership team is being very aggressive in aligning our expense structure with growth expectations. Our cost cutting initiatives are imperative in today's market environment, said Eric Larsen. "Despite this lackluster economy, we expect first quarter's top line results to be in line with expectations and our EPS to improve. However, due to longer sales cycles within our Global 2000 prospect base, and a more conservative outlook for full year 2001, we are revising revenue guidance which is expected to yield improved EPS guidance."

Netcentives expects first quarter revenue between $15 million and $16 million, which is in line with Wall Street's expectations. Netcentives' earnings per share is projected to be slightly better than expected and between the range of ($0.39) to ($0.41). The Company expects to take a one-time charge of approximately $700,000 related to severance costs during its second quarter ended June 30, 2001. Along with its first quarter expectations, the Company reiterated plans today to achieve cash flow breakeven from operations by the fourth quarter of 2001.

About Netcentives Inc.
San Francisco-based Netcentives Inc. (Nasdaq: NCNT), a leading provider of loyalty solutions, delivers a broad suite of relationship marketing technology and services including business, consumer and employee loyalty programs, customized email marketing and consulting services. With a global 2000 customer base and over 50 million managed relationships, Netcentives' patented business processes and scalable technology infrastructure provide clients with the power and flexibility to drive enduring customer relationships both online and offline. For more information about Netcentives and its portfolio of relationship marketing solutions, visit www.netcentives.com or call 415.538.1888.

(C)2001 Netcentives Inc. All rights reserved. Netcentives is a trademark of Netcentives Inc. Other product and company names herein may be trademarks of their respective owners. This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, regarding Netcentives' business strategy and future plans and projected results of operations. Forward-looking statements involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this press release. These and other important factors, including those mentioned in various Securities and Exchange Commission filings made periodically by Netcentives, may cause Netcentives' actual results and performance to differ materially from the future results and performance expressed in or implied by such forward-looking statements. The forward-looking statements contained in this press release speak only as of the date hereof and Netcentives expressly disclaims any obligation to provide public updates, revisions or amendments to any forward-looking statements made herein to reflect changes in Netcentives' expectations or future events.

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